Exhibit 99.2

2026 Third Quarter Results & Outlook October 27, 2026

Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller2 This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Investment Thesis . . . .. . . over two decades of industry-leading financial performance. Strong Cash Flow & Balance Sheet Attractive & Diversified Growth Long Capital Runway Top-Tier Regulatory Jurisdiction Affordability driven by the CE Way + Digital Long Capital Runway Top-Tier Regulatory Jurisdictiona Co-work e rs e mots u C sr Investors Customers Clean Energy Leader Presentation endnotes are included at the end of the presentation.

4 NorthStar Clean Energy Update . . . .. . . restructuring on track. • >35% of the assets at signed agreement (or closed) • Majority of remaining assets in exclusivity period with buyers • Continued strong interest in the assets • Exited renewables development • On track to complete restructuring by year-end • Nearly100% utility-based earnings after 2027 • Reallocate capital to the Parent with future redeployment into the Utility • Shift of capital reduces Parent funding needs, including debt and equity • $500M+ of funding needs reduced within the current plan (through 2030) • Cost efficiencies enhance business profile • Provides higher quality earnings and retains attractive operating assets in Michigan that generate cash flow Sale Process Key Outcomes

2026 Integrated Resource Plan (IRP) . . .

CMS ENERGY

Key Outcomes

Ensures resiliency, reliability and customer affordability
(+1.4 GW of gas simple cycle by 2031 &
+4.1 GW of battery storage by 2040)

Achieves Michigan Energy Law targets
(~60% RPS by 2035 and 100% Clean Energy by 2040)

Increases clean energy resource deployment
(+15.8 GW of clean energy resources by 2040)

Incremental economic development growth
(3% to 3½%/yr CAGR through 2040)

~$27B of capex opportunity,~$125M of FCM in 2031+[a]

FCM Progress

(% of total GWs)



Remaining
Signed PPAs
~$20M ✓
~$50M
~$125M
~680 MW clean PPA signed
Prior 5-yr Plan
Current 5-yr Plan
Future Opportunity 2031+

Presentation endnotes are included at the end of the presentation.

. . . delivers across the Triple Bottom Line.

5

Expansive Economic Development Efforts . . .



Electric
Gas
Combined
2023 New Load
2024 New Load
2025 New Load
U.S. State Ranking: #3 for Manufacturing & Semiconductor Jobs – as ranked by Business Facilities 2026
U.S. State Ranking: Top 5 for Workforce Development – as ranked by Site Selection Magazine 2026
U.S. State Ranking: #4 for Cost of Doing Business – as ranked by CNBC 2026
U.S. State Ranking: Top 10 Speed to Market – as ranked by Area Development 2026
U.S. State Ranking: #6 for Business – as ranked by CNBC 2026

Sales Growth



(2% – 3%/yr[a])
~195 MW[b] signed YTD
~100 MW[b] signed in 2025
450 MW Online[b]
Switch Data Center
Hemlock Semi-conductor
Ford Blue Oval
Corning Inc.
~745 MW[b]
Includes:
~$4½B Michigan investment
+
~2,300 jobs
Not inclusive of signed large load agreement

Presentation endnotes are included after the appendix.

. . . drive diversified growth, including data centers, across Michigan.

6

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs
- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs
- **Appointed commissioners**
  - ✓ Staggered 6-year terms

	2026	2027
Electric	✓ Oct. 23rd: Revised position $443M[a], 10.25% ROE U-22070	By Apr. 2nd: Expected order U-22070
Gas	✓ Oct. 15th: Order $139M, 9.8% ROE U-21981; Dec.: File new rate case	Q4: Expected order
Electric Supply	✓ Sep. 3rd: Filed IRP U-22127	By Jun. 30th: Expected 300-day order U-22127; By Aug. 30th: Expected final order U-22127

Highlights

✓ **Storm Deferral**
$57M storm deferral approved for 2026 Q1 storms

✓ **Gas Order**
Constructive outcome with support for ~60% of final ask[b]

✓ **IRP Filed**
15.8 GW clean energy, 4.1 GW battery & 1.4 GW natural gas

Presentation endnotes are included at the end of the presentation.

. . . provides constructive outcomes and forward-looking visibility.

7

Financial Results & Outlook . . .

YTD 2026 Results	Amount	Commentary
Adjusted EPS	$2.95	Opportunities for reinvestment are underway
2026 Full-Year Outlook		
Adjusted EPS Guidance	$3.83 – $3.90	Toward the high end
Annual Dividend Per Share	$2.28	Up 11¢
2027 Full-Year Outlook		
Adjusted EPS Guidance	$4.08 – $4.17	Includes NorthStar restructuring
Long-Term Outlook		
Adjusted EPS Growth	+6% to +8%	Toward the high end
Dividend Payout Ratio	~55% payout over time	Consistent DPS growth
Utility Capital Plan ($B)[a]	$24	To be updated on Q4 call

Presentation endnotes are included at the end of the presentation.

. . . on track to deliver in 2026 and beyond.

8

9 2025 Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other Normal Weather Rates, Renewables & Investment Reliability, Storms incl. Productivity Parent Financing, Tax & Other 2026 2026 Adjusted EPS . . . .. . . continued confidence toward the high end. First Nine Months 29¢ Three Months To-Go 0 – (7)¢ Presentation endnotes are included after the appendix. $3.83 – $3.90 (5)¢ $3.61 34¢ 16¢ (9)¢ 8¢ (9)-(16)¢ (16)¢ 10¢ YTD $2.95 YTD $2.66 2025 2026 Reported EPS $2.59 $1.86 Adjustmentsa 0.07 1.09 Adjusted EPSa $2.66 $2.95 YTD EPS Results ✓

10 Plan Actual ($M) ($M) Consumers Energy: First Mortgage Bonds $1,735 $1,750 CMS Energy: Nov. 2025 Convert @ 3.125% $1,000 $1,000 Planned Equity ~$700 ~$495 Retirements (incl. term loans): Consumers Energy $115b $115 CMS Energy $300 $300 Existing Facilities $1,100M (Nov-2030) $750M (Nov-2030) $300M (Nov-2028) Consumers Energy CMS Energy Financings 2026 Planned Financings . . . .. . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$2.6B a of net liquidity ✓ ✓ ✓ ✓ ~$76/ share

11 Recession Industry-Leading Financial Performance . . . .. . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026+ Recession Adjusted EPS Dividend Weather Help Hurt Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer-less Hot summer Hot summer Warm winter Mild summer Polar vortex Mild winter Warm winter Warm winter Hot summer Storms Hot summer Storms Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe Ken Whipple Recession/ Pandemic Garrick Rochow Hot summer Mild w/ storms Mild w/ storms Hot w/ storms +6% to +8% Adjusted EPS Growth

1212 Q&A Thank You! See you at EEI!

1313 Appendix

14 .. Strong Balance Sheet . . . .. . . maintains credit metrics and solid investment-grade ratings. Consumers Energy CMS Energy Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A1 P-2 Negative Baa2 Baa3 Stable Mar. 2026 A+ F-2 Stable BBB BB+ Stable Mar. 2026 S&P Moody’s Fitch ✓ Forward-looking recovery ✓ Constructive rate construct ✓ Strong operating cash flow generation ✓ 100% fixed rate debt ✓ Hybrid debt (w/ equity credit) ✓ Limited near-term maturities Key Strengths A A-2 Stable BBB BBB-Stable Dec. 2025

15 15 Endnotes

16 Presentation Endnotes Slide 3: a BofA Research, 2026 state rankings and D.C. Slide 5: aAssumes 50% ownership for solar, wind and battery Slide 6: aAnnual sales growth over 5-year plan through 2030, CAGR bAnticipated load at full ramp up Slide 7: a Excludes $25M deferral surcharge b Represents company revised position of $232M Slide 8: a $24B utility capital investment plan (2026-2030) Slide 9: aAdjusted EPS; see GAAP reconciliation Slide 10: a $2,182M in unreserved revolvers + $431M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash held at NorthStar 16

17 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementations, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimatethe impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. 17

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

	In Millions, Except Per Share Amounts			
	Three Months Ended		Nine Months Ended	
	9/30/26	9/30/25	9/30/26	9/30/25
Net Income Available to Common Stockholders	$ 121	$ 275	$ 576	$ 775
Reconciling items:				
Other exclusions from adjusted earnings [1]	(13)	6	*	14
Tax impact	4	(2)	(*)	(4)
Asset impairment and restructuring activities	456	-	456	-
Tax impact	(117)	-	(117)	-
State tax policy change	-	-	-	12
Adjusted net income – non-GAAP	$ 451	$ 279	$ 915	$ 797
Average Common Shares Outstanding - Diluted	313.2	300.4	310.4	299.4
Diluted Earnings Per Average Common Share				
Reported net income per share	$ 0.39	$ 0.92	$ 1.86	$ 2.59
Reconciling items:				
Other exclusions from adjusted earnings [1]	(0.04)	0.02	*	0.04
Tax impact	0.01	(0.01)	(*)	(0.01)
Asset impairment and restructuring activities	1.45	-	1.47	-
Tax impact	(0.37)	-	(0.38)	-
State tax policy change	-	-	-	0.04
Adjusted net income per share – non-GAAP	$ 1.44	$ 0.93	$ 2.95	$ 2.66

* Less than $0.5 million or $0.01 per share.

** Per-share impacts are calculated independently for each reporting period in accordance with ASC 260 and may not be additive due to differences in weighted-average shares outstanding between periods.

(1) Includes major enterprise resource planning software implementations and unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementations, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

18

19 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter (Unaudited) Net Income Available to Common Stockholders $ 338 $ 117 $ 121 $ 302 $ 198 $ 275 $ 286 Reconciling items: Electric utility and gas utility 11 4 * * 4 6 6 Tax impact (3) (1) (*) (*) 11 (2) (1) NorthStar Clean Energy (*) (2) 443 3 1 * (1) Tax impact * * (113) (1) (*) (*) (*) Corporate interest and other - - - - - - - Tax impact - - - - (*) - - Adjusted Net Income – Non-GAAP $ 346 $ 118 $ 451 $ 304 $ 214 $ 279 $ 290 Average Common Shares Outstanding – Diluted 307.1 310.8 313.2 299.1 299.1 300.4 305.8 Diluted Earnings Per Average Common Share $ 1.10 $ 0.37 $ 0.39 $ 1.01 $ 0.66 $ 0.92 $ 0.94 Reconciling items: Electric utility and gas utility 0.04 0.01 * * 0.01 0.02 0.02 Tax impact (0.01) (*) (*) (*) 0.04 (0.01) (*) NorthStar Clean Energy (*) (0.01) 1.41 0.01 * * (0.01) Tax impact * * (0.36) (*) (*) (*) * Corporate interest and other - - - - - - - Tax impact - - - - (*) - - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.13 $ 0.37 $ 1.44 $ 1.02 $ 0.71 $ 0.93 $ 0.95 * Less than $0.5 million or $0.01 per share. 3Q 4Q 2025 In Millions, Except Per Share Amounts 1Q 2Q 3Q 2026 1Q 2Q